EXHIBIT 21.1

Bluegreen Corporation Subsidiaries

BENTWATER REALTY, INC.
BIG CEDAR JV INTERIORS, LLC
BLUEGREEN ASSET MANAGEMENT CORPORATION
BLUEGREEN BEVERAGE, LLC
BLUEGREEN/BIG CEDAR VACATIONS, LLC
BLUEGREEN CAROLINA LANDS, LLC
BLUEGREEN COMMUNITIES, LLC
BLUEGREEN COMMUNITIES OF GEORGIA, LLC
BLUEGREEN COMMUNITIES OF GEORGIA REALTY, INC.
BLUEGREEN COMMUNITIES OF HOUSTON – I, LLC
BLUEGREEN COMMUNITIES OF TEXAS, LP
BLUEGREEN CORPORATION
BLUEGREEN CORPORATION OF TENNESSEE
BLUEGREEN CORPORATION OF THE ROCKIES
BLUEGREEN GOLF CLUBS, INC.
BLUEGREEN GUARANTY CORPORATION
BLUEGREEN HOLDING CORPORATION (TEXAS)
BLUEGREEN INTERIORS, LLC
BLUEGREEN LOUISIANA, LLC
BLUEGREEN NEVADA, LLC
BLUEGREEN NEW JERSEY, LLC
BLUEGREEN PROPERTIES N.V.
Delaware BLUEGREEN PROPERTIES OF VIRGINIA, INC.
BLUEGREEN PURCHASING & DESIGN, INC.
BLUEGREEN RECEIVABLES FINANCE CORPORATION III
BLUEGREEN RECEIVABLES FINANCE CORPORATION V
BLUEGREEN RECEIVABLES FINANCE CORPORATION VI
BLUEGREEN RECEIVABLES FINANCE CORPORATION VII
BLUEGREEN RECEIVABLES FINANCE CORPORATION VIII
BLUEGREEN RECEIVABLES FINANCE CORPORATION IX
BLUEGREEN RECEIVABLES FINANCE CORPORATION X
BLUEGREEN RECEIVABLES FINANCE CORPORATION XI
BLUEGREEN RECEIVABLES FINANCE CORPORATION XII
BLUEGREEN RESORTS INTERNATIONAL, INC.
BLUEGREEN RESORTS OF CANADA, INC.
BLUEGREEN RESORTS MANAGEMENT, INC.
BLUEGREEN SERVICING LLC
BLUEGREEN SOUTHWEST LAND, INC.
BLUEGREEN SOUTHWEST ONE, L.P.
BLUEGREEN TABLE ROCK, LLC
BLUEGREEN TIMESHARE FINANCE CORPORATION I
BLUEGREEN TREASURY SERVICES LLC
BLUEGREEN VACATIONS UNLIMITED, INC.
BLUEGREEN WEST CORPORATION
BRF CORPORATION 2007-A
BRFC 2008-A LLC
BRFC III DEED CORPORATION
BRICKSHIRE REALTY, INC.
THE BRIDGES CLUB MANAGEMENT, LLC
BRIDGES GOLF PRIVATE CLUB INC.
BXG ACQUISITION CORP.
BXG CONSTRUCTION, LLC
BXG MINERAL HOLDINGS, LLC
BXG REALTY, INC.
BXG REALTY TENN, INC.

129

BXG TTI PURCHASER LLC
CAROLINA NATIONAL GOLF CLUB, INC.
CATAWBA FALLS, LLC
COLORFUL SKIES, LLC
THE COMMUNITIES AT HAVENWOOD, LLC
THE COMMUNITIES AT LAKE RIDGE, LLC
THE COMMUNITIES AT SADDLE CREEK, LLC
THE COMMUNITIES AT SUGAR TREE, LLC
ENCORE REWARDS, INC.
GREAT VACATION DESTINATIONS, INC.
JORDAN LAKE PRESERVE CORPORATION
KING OAKS, LLC
KING OAKS AT COLLEGE STATION
LAKE RIDGE REALTY, INC.
LEISURE CAPITAL CORPORATION
LEISURE COMMUNICATION NETWORK, INC.
LEISUREPATH, INC.
MANAGED ASSETS CORPORATION
MYSTIC SHORES AT CANYON LAKE, LLC
NEW ENGLAND ADVERTISING CORPORATION
PEACHTREE REAL ESTATE ADVISORY SERVICES, LLC
PINNACLE VACATIONS, INC.
PRESERVE AT JORDAN LAKE REALTY, INC.
RESORT TITLE AGENCY, INC.
SC HOLDCO, LLC
SELECT CONNECTIONS, LLC
SUGAR TREE ON THE BRAZOS, LLC
TEXAS HILL COUNTRY REALTY, INC.
TEXAS HOMESITE REALTY, INC.
travelheads, inc.
THE VINETYARD AT VINTAGE OAKS, LLC
VINTAGE OAKS AT THE VINEYARD, LLC

130